Exhibit 10.42



                          Amendment to
                     Reynolds Metals Company
           Restricted Stock Plan for Outside Directors


          At a meeting held on November 21, 1997, the board of directors of Reynolds Metals Company adopted the following resolution:

          RESOLVED, that Section 4.04(b) of the Reynolds
     Metals Company 1996 Nonqualified Stock Option Plan is hereby amended effective December 1, 1997, by deleting the reference to "the Rights Agreement dated November
     23, 1987" and inserting in its place a reference to "the Rights Agreement dated December 1, 1997."